AMSOUTH FUNDS

                              AMSOUTH BALANCED FUND

                  SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Balanced Fund (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                                  Date [ ], 2005

                                            YOUR VOTE IS VERY IMPORTANT. PLEASE
                                            COMPLETE, SIGN, DATE AND RETURN THE
                                            ENCLOSED PROXY CARD PROMPTLY.


                                            ____________________________________


                                            ____________________________________
                                            Signature(s) of Shareholder(s)
                                                               (Sign in the Box)

                                            NOTE: Please sign exactly as you
                                            name or names appear. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation or partnership,
                                            please sign in full corporate or
                                            partnership name by an authorized
                                            officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR      |_|               AGAINST |_|               ABSTAIN  |_|

(2)  To transact such other business as may properly come before the meeting.

                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

                        AMSOUTH INTERNATIONAL EQUITY FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth International Equity Fund (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                                  Date [ ], 2005

                                            YOUR VOTE IS VERY IMPORTANT. PLEASE
                                            COMPLETE, SIGN, DATE AND RETURN THE
                                            ENCLOSED PROXY CARD PROMPTLY.


                                            ____________________________________


                                            ____________________________________
                                            Signature(s) of Shareholder(s)
                                                               (Sign in the Box)

                                            NOTE: Please sign exactly as you
                                            name or names appear. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation or partnership,
                                            please sign in full corporate or
                                            partnership name by an authorized
                                            officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR      |_|               AGAINST |_|               ABSTAIN  |_|

(2)  To transact such other business as may properly come before the meeting.

                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

                           AMSOUTH SELECT EQUITY FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Select Equity Fund (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                                  Date [ ], 2005

                                            YOUR VOTE IS VERY IMPORTANT. PLEASE
                                            COMPLETE, SIGN, DATE AND RETURN THE
                                            ENCLOSED PROXY CARD PROMPTLY.


                                            ____________________________________


                                            ____________________________________
                                            Signature(s) of Shareholder(s)
                                                               (Sign in the Box)

                                            NOTE: Please sign exactly as you
                                            name or names appear. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation or partnership,
                                            please sign in full corporate or
                                            partnership name by an authorized
                                            officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR      |_|               AGAINST |_|               ABSTAIN  |_|

(2)  To transact such other business as may properly come before the meeting.

                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

                         AMSOUTH FLORIDA TAX-EXEMPT FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Florida Tax-Exempt Fund (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                                  Date [ ], 2005

                                            YOUR VOTE IS VERY IMPORTANT. PLEASE
                                            COMPLETE, SIGN, DATE AND RETURN THE
                                            ENCLOSED PROXY CARD PROMPTLY.


                                            ____________________________________


                                            ____________________________________
                                            Signature(s) of Shareholder(s)
                                                               (Sign in the Box)

                                            NOTE: Please sign exactly as you
                                            name or names appear. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation or partnership,
                                            please sign in full corporate or
                                            partnership name by an authorized
                                            officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR      |_|               AGAINST |_|               ABSTAIN  |_|

(2)  To transact such other business as may properly come before the meeting.

                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.

                                  AMSOUTH FUNDS

            AMSOUTH INSTITUTIONAL PRIME OBLIGATIONS MONEY MARKET FUND

                   SPECIAL MEETING OF SHAREHOLDERS - [ ], 2005

This proxy is solicited on behalf of the board of trustees of AmSouth Funds, on behalf of its series, AmSouth Institutional Prime Obligations Money Market Fund (the "AmSouth Fund"). The undersigned hereby appoints [ ], [ ] and [ ], each of them (with full powers of substitution) to vote for the undersigned all shares of beneficial interest of the undersigned in the above-referenced AmSouth Fund at the Special Meeting of Shareholders to be held at [ : ] [a/p].m., [Eastern] time, on [ ], 2005, at the offices of [ ], [ ], and any adjournment thereof ("Meeting"), with all the power the undersigned would have if personally present.

     The shares represented by this proxy will be voted as instructed on the reverse side. Unless instructions to the contrary are given on the reverse or if this proxy is executed but no instruction is given, this proxy shall be deemed to grant authority to vote "FOR" the proposal, with discretionary power to vote upon such other business as may properly come before the Meeting or any adjournment. The proxies intend to vote with management on any such other business properly brought before the Meeting. The undersigned hereby acknowledges receipt of the accompanying Notice of the Special Meeting and combined Proxy Statement and Prospectus.


                                                                  Date [ ], 2005

                                            YOUR VOTE IS VERY IMPORTANT. PLEASE
                                            COMPLETE, SIGN, DATE AND RETURN THE
                                            ENCLOSED PROXY CARD PROMPTLY.


                                            ____________________________________


                                            ____________________________________
                                            Signature(s) of Shareholder(s)
                                                               (Sign in the Box)

                                            NOTE: Please sign exactly as you
                                            name or names appear. When signing
                                            as attorney, executor,
                                            administrator, trustee or guardian,
                                            please give your full title as such.
                                            If a corporation or partnership,
                                            please sign in full corporate or
                                            partnership name by an authorized
                                            officer.

             NOTE: YOUR PROXY CARD IS NOT VALID UNLESS IT IS SIGNED

YOUR VOTE IS IMPORTANT. PLEASE VOTE BY FILLING IN THE APPROPRIATE BOX BELOW. THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL BELOW IF NO SPECIFICATION IS MADE BELOW.

Your board of trustees recommends that you vote "FOR" Proposal 1.

(1)  To approve an Agreement and Plan of Reorganization.

     FOR      |_|               AGAINST |_|               ABSTAIN  |_|

(2)  To transact such other business as may properly come before the meeting.

                  We need your vote before [__________], 2005.

                     PLEASE SIGN AND DATE THE REVERSE SIDE.